UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 2, 2008
EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA (State or Other Jurisdiction of Incorporation)	001-33245 (Commission File Number)	04-3850065 (I.R.S. Employer Identification No.)
10375 Professional Circle Reno, Nevada (Address of Principal Executive Offices)		89521 (Zip Code)
Registrant's telephone number including area code: (888) 682-6671

No change since last report

(Former Name or Address, if Changed Since Last Report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On May 2, 2008, Employers Holdings, Inc. (the "Company") disclosed that, as of March 31, 2008, Employers Insurance Company of Nevada ("EICN"), the Company's Nevada-domiciled insurance subsidiary, had made dividend payments totaling $145.5 million to the Company as part of the $200.0 million of approved extraordinary dividend capacity granted to EICN by the Nevada Division of Insurance on December 18, 2007.

Separately, the Company has prepared unaudited pro forma combined financial statements (the "Disclosed Information") for illustrative purposes to reflect the pro forma effect of a proposed private placement of senior notes (the "Notes") and the proposed acquisition of AmCOMP Incorporated ("AmCOMP") as if they had occurred on January 1, 2007.

Some of the statements made in the Disclosed Information may include forward-looking statements that reflect management's current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical fact.  The Company intends these forward-looking statements to be subject to the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

The unaudited pro forma combined financial statements are presented for informational purposes only.  The pro forma data is not necessarily indicative of what the Company's financial position or results of operations actually would have been had the proposed private placement of the Notes and the proposed acquisition of AmCOMP been completed at and as of the dates indicated.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the Company.

A copy of the Disclosed Information is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information set forth under this "Item 7.01.  Regulation FD Disclosure." and Exhibit 99.1 is intended to be furnished pursuant to Item 7.01.  Such information, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.  The furnishing of this information pursuant to Item 7.01 shall not be deemed an admission by the Company as to the materiality of such information.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

99.1           Unaudited Pro Forma Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.

By:	/s/ Lenard T. Ormsby
Name:	Lenard T. Ormsby
Title:	Executive Vice President, Chief
Legal Officer and General Counsel

Dated:  May 2, 2008

Exhibit Index

Exhibit No.	Exhibit
99.1	Unaudited Pro Forma Combined Financial Statements